UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 21, 2024 (May 17, 2024)

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ICE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Stockholders of the Company was held on May 17, 2024. At the close of business on March 21, 2024, which was the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 573,428,786 outstanding shares of common stock eligible to vote at the Annual Meeting, constituting all of the outstanding voting securities of the Company.

(b) The results of the matters submitted to a stockholder vote at the Annual Meeting are as follows:

1. Election of Directors: Our stockholders elected the following ten directors to each serve a one-year term expiring on the date of the 2025 Annual Meeting of Stockholders or until his or her earlier resignation or successor has been duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Sharon Y. Bowen	495,162,398	508,977	375,631	28,147,249
Shantella E. Cooper	491,215,776	4,469,625	361,605	28,147,249
Duriya M. Farooqui	495,020,025	622,931	404,050	28,147,249
Lord Hague of Richmond	489,842,149	5,805,479	399,378	28,147,249
Mark F. Mulhern	481,348,973	14,305,984	392,049	28,147,249
Thomas E. Noonan	484,358,491	11,293,612	394,903	28,147,249
Caroline L. Silver	482,319,489	13,349,775	377,742	28,147,249
Jeffrey C. Sprecher	473,494,788	20,158,650	2,393,568	28,147,249
Judith A. Sprieser	450,644,829	42,294,548	3,107,629	28,147,249
Martha A. Tirinnanzi	495,066,370	588,364	392,272	28,147,249

2. Advisory Resolution on Executive Compensation: Our stockholders approved the proposal on executive compensation. As previously disclosed, our Board has determined to hold advisory votes on executive compensation annually.

For	Against	Abstain	Broker Non-Votes
392,378,229	102,241,396	1,427,381	28,147,249

3. Ratification of Appointment of Independent Registered Public Accounting Firm: Our stockholders ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain
489,439,272	34,438,130	316,853

4. Advisory Vote on Stockholder Proposal Regarding Independent Board Chairman: Our stockholders did not approve the stockholder proposal regarding independent board chairman.

For	Against	Abstain	Broker Non-Votes
143,947,775	351,807,180	292,051	28,147,249

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: May 21, 2024	By:	/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
General Counsel